SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 26, 2022

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COEPTIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56194	84-3998117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 26, 2022, Coeptis Therapeutics, Inc. (the “Coeptis”) held a Special Meeting of Stockholders (the “Special Meeting”) in connection with its previously announced business combination (the “Business Combination”) with Bull Horn Holdings Corp. (“Bull Horn”), pursuant to that certain Agreement and Plan of Merger, dated as of April 18, 2022 (the “Merger Agreement”).

At the Special Meeting, Coeptis’ stockholders voted on the proposal set forth below, which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on September 30, 3022 (the “Proxy Statement”). Of the 51,207,163 shares of the Company’s common stock outstanding as of the record date (including those underlying outstanding preferred stock), 34,397,832 shares, or approximately 67%, were present virtually or represented by proxy at the Special Meeting.

The final voting results for the matter submitted to the Coeptis stockholders at the Special Meeting are as follows:

•	The Business Combination Proposal regarding the proposal to approve the Agreement and Plan of Merger dated effective as of April 18, 2022 (as amended or supplemented from time to time, the “Merger Agreement”) by and among Bull Horn Holdings Corp., (“Bull Horn”), BH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Bull Horn (“Merger Sub”), and Coeptis, and the transactions contemplated by the Merger Agreement, was approved with votes as follows:

FOR	AGAINST	ABSTAIN
34,397,430	200	302

As there were sufficient votes to approve the above proposal, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

In light of receipt of the requisite approvals by Coeptis’ stockholders described above, Coeptis expects the Business Combination to be completed promptly following the satisfaction or waiver of the other conditions to the consummation of the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of Coeptis and Bull Horn and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Coeptis’ and Bull Horn’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Coeptis’ and Bull Horn’s expectations with respect to future performance and anticipated financial impacts of the Business Combination contemplated by the Merger Agreement, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Coeptis or Bull Horn and are difficult to predict. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Business Combination, including due to the failure to meet the conditions to closing in the Merger Agreement; (3) the inability to obtain or maintain the listing of Bull Horn’s securities on the Nasdaq Stock Market following the Business Combination; (4) the risk related to the combined post-closing company requiring additional funds in the near term to finance its business plans; (5) the risk that the Business Combination disrupt current plans and operations of Coeptis as a result of the announcement and consummation of the Business Combination; (6) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; (7) the risks that Coeptis’ products in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable regulatory authorities; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Bull Horn or Coeptis may be adversely affected by other economic, business, and/or competitive factors; and (11) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties identified in the Proxy Statement relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by Coeptis. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Coeptis and Bull Horn undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

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No Offer; No Assurances

This Current Report on Form 8-K will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. There can be no assurance that the potential benefits of combining the companies will be realized. The description of the Business Combination and the transactions contemplated thereby contained herein is only a summary and is qualified in its entirety by the disclosures in the Proxy Statement and by the definitive agreements relating to the Business Combination, copies of which have been filed by Coeptis with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeptis Therapeutics, Inc.

Date: October 28, 2022	By:	/s/ David Mehalick
David Mehalick Chief Executive Officer

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